EXHIBIT 99.1

3D Systems Announces Departure of President and CEO

  Charles Hull, Co-founder, Director and CTO, to chair Executive Management Committee
  Andrew Johnson, Chief Legal Officer, assumes role of Interim President and CEO
  Board of Directors to launch immediate search for successor

ROCK HILL, S.C., Oct. 29, 2015 (GLOBE NEWSWIRE) -- 3D Systems (NYSE:DDD) announced today that Avi Reichental has stepped down as President and Chief Executive Officer and as a Director of the Company, effective at the close of business on Wednesday, October 28, 2015, by mutual agreement with the Company's Board of Directors.

"I am deeply grateful to have had the opportunity to lead and build this fine company for the past 12 years, and I am excited about its future," said Reichental.

The Company also announced that its Board of Directors has established an Executive Management Committee to provide ongoing leadership and to support companywide operations and strategic initiatives. Charles Hull, Co-founder, Director and Chief Technology Officer, will serve as Chairman of the Committee, while Andrew Johnson will serve as Interim President and Chief Executive Officer, in addition to his continued role as Chief Legal Officer. Mark Wright, Chief Operating Officer, and David Styka, Chief Financial Officer, will also serve on the Executive Management Committee.

The Company's Board of Directors will immediately commence a comprehensive search and evaluation process to select a permanent replacement for the role of President and Chief Executive Officer.

"Over the past 12 years, Avi has helped build 3D Systems into a global leader in 3D design and digital fabrication and we thank him for his many contributions," said G. Walter Loewenbaum II, Chairman of the 3DS Board of Directors. "We are fortunate to have such a knowledgeable and capable leadership team already in place that can execute on our strategic initiatives while we identify the right individual to lead 3D Systems into a new era."

"We are profoundly grateful for the visionary leadership Avi has provided to our business and to our industry, and we wish him well in his future endeavors," said Charles Hull, Co-founder, Director, Chairman of the Executive Management Committee and Chief Technology Officer, 3DS. "As our industry continues to evolve and we look to the future, we are focused on aligning our resources and programs to best serve our customers and are excited about the many opportunities ahead."

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company, including but not limited to, statements about management's expectations regarding the company's performance, initiatives and strategies. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. 3D Systems undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

About 3D Systems

3D Systems provides the most advanced and comprehensive 3D digital design and fabrication solutions available today, including 3D printers, print materials and cloud-sourced custom parts. Its powerful ecosystem transforms entire industries by empowering professionals and consumers everywhere to bring their ideas to life using its vast material selection, including plastics, metals, ceramics and edibles. 3DS' leading personalized medicine capabilities include end-to-end simulation, training and planning, and printing of surgical instruments and devices for personalized surgery and patient specific medical and dental devices. Its democratized 3D digital design, fabrication and inspection products provide seamless interoperability and incorporate the latest immersive computing technologies. 3DS' products and services disrupt traditional methods, deliver improved results and empower its customers to manufacture the future now.

More information on the company is available at www.3dsystems.com.

CONTACT: Investor Contact:
         Stacey Witten
         Email: investor.relations@3dsystems.com

         Media Contact:
         Timothy Miller
         Email: press@3dsystems.com